DISTRIBUTION AGREEMENT

Between: -

WAVETREND TECHNOLOGIES (PROPRIETARY) LIMITED

And

CREATIVE PARTNERS INTERNATIONAL LLC

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I<A
WHEREIN IT IS AGREED AS FOLLOWS:

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1.     Definitions:

In this agreement unless clearly inconsistent with the text and meaning hereof. -

1.1    WAVETREND shall mean       -    Wavetrend Technologies
                                  (Pty) Limited, a South
                                  African registered company.
Registration number
                                  1998/007900/07.
1.2    The Distributor shall
       mean              -        Creative Partners
                                  International LLC, a Delaware
                                  USA limited liability company
                                  that is wholly
                                  owned by Creative Enterprises,
                                  Inc., a Delaware
                                  USA corporation
1.3    The Products shall mean    -    those products as listed
                                  in annexure "A";

1.4    The Territory shall mean   -    the territory as defined
                                  in annexure "B";

1.5    The IPR shall mean         -    all intellectual property
                                  rights in respect of the
                                  Products including, but not
                                  limited to, the tag, the tag
                                  reader and the Link-It
                                  trademark;
1.6    The Standard Terms and
       Conditions shall mean           the standard terms and
                                  conditions of WAVETREND
                                  according to which the
                                  Distributor shall place orders
                                  on WAVETREND, a copy of which
                                  is annexed
                                  hereto marked "C";
1.7    The Confidentiality
       Agreement shall mean            the confidentiality
                                  agreement between
                                  WAVETREND and the Distributor
                                  as annexed
                                  hereto marked "D";
1.8    The Effective Date shall
       mean                       the date of last signature
                                  hereof,

1.9 Words importing the singular shall, where necessary, include the plural and vice versa and words importing any one gender shall, where necessary, include the others.

1.10 The headings in this agreement are inserted for convenience purposes only and are not to be used in the interpretation hereof

1.11 If any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of this agreement.

1.12 In this agreement wherever any number of days is prescribed, that number of days shall be calculated exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday.

1.13 The annexures to this agreement shall be deemed to be incorporated in and form an integral part of this

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agreement.

2.      Recordals:

The parties record that: -

2.1 WAVETREND acts as licensee in the Territory on behalf of Wavetrend Technologies Limited in which company the IPR vests;

2.2 the Distributor wishes to act as a value added distributor for the purchase and resale of the Products in the Territory;

2.3 should any conflict exist between the terms and conditions contained herein and those as contained in annexures "C" and "D" the terms and conditions contained herein shall take precedence and the terms and conditions contained in annexure "C" shall take precedence over those contained in annexure "D".

3.      Appointment:

WAVETREND hereby appoints the Distributor - Creative Partners
Int'l LLC which hereby accepts
such appointment, as a non-exclusive distributor of the Products within the Territory on the terms and conditions contained herein.

4.      Duration:

This agreement shall commence on the Effective Date and shall, unless terminated in accordance with the provisions hereof, endure for a period of twelve (12) calendar months thereafter ("the initial period"). After the expiry of the initial period the agreement shall continue indefinitely subject to either party's right to terminate this agreement by giving not less than sixty (60) days prior written notice to the other of its intention so to terminate this agreement and subject further that the provisions of the Confidentiality Agreement and clause 8 hereof shall remain binding on the parties notwithstanding the termination hereof for whatsoever reason.

5.      Independent contractor:

The Distributor shall, at all stages, act as an independent contractor and shall not be entitled to bind WAVETREND to any obligation other than as provided for in this agreement and/or the annexures nor shall the Distributorbe entitled to enter into any contact on behalf of WAVETREND. TIeDistributor undertakes, at all stages, to advise its customers and/or potential customers and/or suppliers that it acts as an independent contractor and not on behalf of WAVETREND.

6.     Distributor's obligations:

During the duration of this agreement, the Distributor undertakes: -

6.1 to use its best endeavours to obtain orders for the Products and to promote the Products in the Territory to the best of its ability;

6.2 to provide WAVETREND with monthly reports regarding the sales of the Products in the Territory,

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sales forecasts for the ensuing ninety (90) days and any other information as may be reasonably required by WAVETREND;

6.3 to allow members of its staff, to undergo training courses and orientation programs so as to ensure that a sufficient number of its employees are technically proficient in the Products and the usage thereof

6.4 to provide WAVETREND with market analysis, market intelligence and competitive activity within the Territory.

6.5 to refer copies of all technical proposals to WAVETREND for its written approval, which approval
       WAVETREND shall not unreasonably withhold;

6.6 to maintain, either directly or through a contractor, a competent and adequately trained and skilled sales and technical support infrastructure;

6.7 not to do anything which does or may adversely affect the IPR;

6.8 not to, in any way, alter the warranty/guarantee given by WAVETREND in respect of the Products nor to offer any warranty or guarantee which, in any way, conflicts with the WAVETREND warranty/guaranteeas reflected in the Standard Terms and Conditions; and

6.9 to develop reasonable business objectives for the initial period and any renewal period and to use all reasonable efforts to meet the business ob ectives for each such period.

7.     Orders:

7.1 All orders for the supply of the Products shall be in writing and shall be subject to the Standard Terms and Conditions. Notwithstanding the Standard Terms and Conditions, any dispute with regard to any order shall be resolved in accordance with Section 12 of this agreement.

7.2 WAVETREND shall be entitled not to accept any order placed if it does not have sufficient manufacturing capacity to fulfill such order; provided that WAVETREND shall use its best efforts to fulfill any order. Written acceptance or confirination shall take place within 2 (two) working days from order placement by the Distributor.

7.3 Unless specifically agreed in writing to the contrary, delivery of the Products shall be Ex Works (Incoterms 2000).
7.4 CPI may cancel any order (or portion of any order) whose customer is Siedcon and the ultimate customer is the US Government or US Military, prior to shipment from South Africa provided that the cancellation covers no more than (5,000) of units of any individual item covered by the order. If the cancellation covers more than 5,000 units of any individual item covered by the order, CPI will pay a cancellationpenalty of 25% of the purchase price of the units of each individual item that are cancelled and that are in excess of 5,000 units of each such individual item.

8.   Non-competition:

8.1 During the duration of this agreement and for a period of twenty-four (24) calendar months after the termination of this agreement, for whatsoever reason, either party shall not offer employment nor employ any employee of the other party.

8.2 Both parties acknowledges that it shall derive sufficient benefit from this agreement and shall become party to confidential information relating to the Products and the affairs of the other party which entities the other party to the undertakings given by both parties in terms of this clause. Both parties

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acknowledge that each undertaking is separate and divisible and enforceable individually.

8.3 In consideration for the efforts to be undertaken by the Distributor, WAVETREND agrees that it will not compete directly with the Distributor for sales of the Products to customers in the Territory.
       WAVETREND acknowledges that the Distributor has an existing relationship with SEIDCON, Inc.
       under which the Distributor expects to sell the Products to SEIDCON, Inc. for resale to the U.S.
       Government Market and other markets in the territory. WAVETREND accordingly agrees that it will not to interfere with the Distributor's relationship with SEIDCON, Inc. and that it will not sell any of the Products directly to SEIDCON, Inc. WAVETREND also agrees that it will not knowingly interfere with the Distributor's relationship with any other customers of the Distributor in the Territory and will not knowingly sell the Products directly to any such customers.
8.4 In the event that Wavetrend terminates this contract, Wavetrend agrees to continue to pay CPI the difference between the price it sells product to CPI vs. the price that Siedcon buys from CPI, for a period of 12 months. This applies only for transactions with end user customers that have been purchasing customers solely through CPI or Siedcon. It is the responsibility of CPI to make
       Wavetrend aware of these customer names on a quarterly basis and must be agreed to by Wavetrend.
       Wavetrend retains the right to audit the sales transactions between CPI and these named customers. In the event that CPI term inate this contract, this clause does not go into effect.

9.     Warranty claims:
9.1 Should any warranty claims occur the Distributor undertakes to notify WAVETREND in writing forthwith upon becoming aware of such claims.
9.2 WAVETREND's limit of responsibility in respect of any defective Product shall be as contained in clauses 8 and 9 of the Standard Terms and Conditions and WAVETREND shall not be responsible for any consequential losses, damages, loss of profits or any claims of a like nature arising from or in respect of the supply of defective Products and the Distributor hereby indemnifies WAVETREND against all and any such claims. Subject to the limitations set forth in the Standard Terms and Conditions, WAVETREND acknowledges that is company policy to use its best efforts in any event to assure customer satisfaction and to replace defective products where reasonable and appropriate.

10.    Cession and assigmnent

The Distributor may not cede and assign any of its rights or obligations in terms of this agreement without the prior written consent of WAVETREND.

11.    Breach:

Should either party commit a material breach of its obligations in terms of this agreement and fO to remedy such breach within thirty (30) days from the date of receipt of written notice calling upon it to remedy such breach, then and in such event, the aggrieved party may cancel this agreement or claim specific performance by the defaulting party of all its obligations which shall forthwith become due, in either case without prejudice to the aggrieved party's right to claim damages.

12.    Arbitration:

Any disputes arising from or in connection with this agreement shall be referred to and finally resolved in accordance with the Rules of the London Court of International Arbitration, which

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Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be three, unless the parties agree otherwise. The seat of arbitration shall be London, England. Nothing in this clause shall prevent either party from approaching the High Court of South Africa (Witwatersrand Local Division) (to which jurisdiction the parties hereby irrevocably consent) for the purposes of obtaining any injunctive relief

13.    General:

13.1 This agreement contains the entire agreement between the parties and no variation or consensual cancellation thereof shall be of any force or effect unless reduced to writing and signed by both parties.

13.2 No indulgence granted by either party or failure to exercise such party's rights shall constitute a novation or waiver of the grantor's rights nor prevent the grantor from insisting on strict compliance by the other party with its obligations in terms of this agreement.

13.3 In the event of any term or condition contained in this agreement being or becoming invalid or unenforceable for whatsoever reason such offending term or condition shall be severed from this agreement and the remaining terms and conditions shall be binding on the parties hereto.

13.4 The parties respectively choose domicilia citandi et executandi for all purposes hereunder at

13.4.1 WAVETREND                  Block 2B, Upper Level
                                  The Cloisters Office Park
                                  Cnr Rivonia Boulevard& 9'
Avenue
                                  Rivonia, 2128
       copy by telefax to         (011) 807-0915

13.4.2 the Distributor            Creative Partners
                                  International LLC
                                  2900 Townsgate Road, Suite III
                                  Westlake Village, CA 91361
                                  USA

       copy to                    Creative Enterprises, Inc.
                                  825 Lafayette Road
                                  Bryn Mawr, PA 190 10
                                  USA

13.5 Any notice required to be given in terms of this agreement shall be validly given if- -

13.5.1 delivered by hand to the addressee's domicilium address, in which event it shall be deemed to have been received on the date of delivery; or

13.5.2 sent by registered post to the addressee's domicilium address in which event it shall be deemed to have been received by the addressee five (5) days after having so been posted; or

13.5.3 sent by telefax it shall be deemed to have been received on the date of transmission, provided that a hard copy thereof is, in addition to the telefax transmission, forwarded by registered post

13.6 Each party shall be responsible for its own costs incurred in the negotiating, drafting and signature of this agreement.

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THUS DONE AND SIGNED AT      on this the 12th day
of       2001 in the presence of the undersigned witnesses.

AS WITNESSes:


2.                                for and 6n behalf of
                                  WAVETREND.

OTI

THUS DONE AND SIGNED AT      on this the 27th day

March-                                                   2002

of       20* in the presence of the undersigned witnesses.

AS WITNESS .

ss~-

2.                                on behalf of Distributor (in capacity
                                  as officer of Creative Enterprises, Inc., the sole member of
                                  Creative Partners International LLC).

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ANNEXURE "A"

THE PRODUCTS:

The full range of Wavetrend products currently available to the market on the date of signature, and future versions of these current products. Price lists will be updated on a quarterly basis.

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ANNEXURE "B"

THE TERRITORY:
United States of America

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ANNEXURE "C"

STANDARD TERMS AND CONDITIONS:

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ANNEXURE C ..

STANDARD TERMS AND CONDITIONS
WAVETREND TECHNOLOGIES (PTY) LTD
1. DEFINITIONS
In this agreement, the following expressions shall have the following meanings
1.1     Agreement            shall mean the Proposal, an Order
                             placed pursuant to a proposal,
                             which agreement shall be subject to
                             these Standard Terms and
                             Conditions;
1.2     Customer             shall mean any natural or juristic
                             person or entity which is a
                             party to an agreement with WAVETREND
                             TECHNOLOGIES (PTY) LTD;
1.3     Intellectual Property Rights shall mean all trademarks and patents
                             (whether registered or
                             pending), copyrights, utility
                             models and all designs;
1.4     Order                shall mean official printed order
                             form or a letter of acceptance of a Proposal;
1.5     Parties              the Customer and WAVETREND
                             TECHNOLOGIES (PTY) LTD;
1.6     Product              shall mean any goods including, but
                             not limited to, all parts,
                             components, material, software and
                             equipment to be delivered
                             and/or installed, and/or
                             commissioned and/or other services to be
                             rendered in accordance with the
                             agreement;
1.7     Proposal             shall mean a written bid or tender
                             or quotation by WAVETREND
                             TECHNOLOGIES (PTY) LTD for the
                             provision of any Products to
                             the Customer;
1.8     WAVETREND TECHNOLOGIES (PTY) LTD  shall mean Wavetrend
                            Technologies (Pty) Limited, Registration NO:
                            1998/007900/07,
                            and with its registered address at
                            Block 2B, Upper Level, The
                            Cloisters, Cnr 91h Ave & Rivonia
                            Blvd, Rivonia, 2121, South
                            Africa;
1.9     Specification       shall mean the agreed functionality
                            and performance of a
                            Product, limited to product
                            specifications and written Customer
                            requirement specifications, as
                            annexed to the Proposal, or
                            delivered with the Product, and all
                            written agreed variations
                            thereof;
1.10    Software            shall mean any computer programs,
                            whether or not developed by
                            WAVETREND TECHNOLOGIES (PTY) LTD as
                            part of the Product.
2.  CONFLICT
In the event of their being any conflict between the order, the proposal and these Standard Terms and Conditions, then the Standard Terms and Conditions shall prevail.

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3.  SEPARATE AGREEMENT
3.1      Each order shall constitute a separate agreement.
4.  DELIVERY, RISK AND OWNERSHIP
4.1 The product shall be delivered only upon receipt of and in accordance with an order from the Customer.
4.2 Any variation to the product required by the Customer during the execution of the agreement shall be communicated to WAVETREND TECHNOLOGIES (PTY) LTD in writing and should WAVETREND
         TECHNOLOGIES (PTY) LTD confirm the variation to the proposal, the Customer's and WAVETREND
         TECHNOLOGIES (PTY) LTD's obligations shall be varied to such extent.
4.3 The difference in cost, if any, occasioned by such variation, shall be added to or deducted from the price of the product, as the case may be.
4.4 Ownership of the product shall pass to the Customer after final acceptance and payment of all monies owing by the Customer to WAVETREND TECHNOLOGIES (PTY)LTD.
4.5 Notwithstanding the above, all risk in and to the products shall pass to the Customer on delivery of the products to the Customer.
5.  ACCEPTANCE
5.1 When delivery of the product is complete, WAVETREND TECHNOLOGIES JPTY) LTD shall submit the product to the Customer for acceptance. The Customer shall fully test the product for compliance with the specification during an acceptance period of 2 (two) weeks, or any other period as may be agreed to in writing during the acceptance period.
5.2 In the event that the product does not meet the specification, WAVETREND TECHNOLOGIES (PTY) LTD shall thereafter amend the product to cure all defects or instances of non-conformity with the specification within a period of 2 (two) weeks after the acceptance period or any extended period as may be agreed to in writing by the parties, and re-submit the product for final acceptance by the Customer within a final acceptance period of 2 (two) weeks.
5.3 If, after the final acceptance period has expired, the Customer has not given WAVETREND
        TECHNOLOGIES (PTY) LTD notice in writing of any instances where the product does not meet the *specification, the product shall be deemed to be accepted.
5.4 Where the proposal provides for specified milestones during the delivery of the product, the provisions of clauses 5.1, 5.2 and 5.3 shall also apply to acceptance by the Customer of completion of any product milestone.
6.  PRICING
6.1 The purchase price of the product shall be stated in the proposal.
6.2      Unless otherwise provided for in the proposal:
6.2.1 the proposal shall be valid for a period of 30 (thirty) days from the date of the proposal, subject to clauses 6.2.2, 6.2.3 and 6.2.4;
6.2.2 all prices contained in the proposal are exclusive of Value Added Tax or any other taxes and duties that may be payable from time to time;
6.2.3 any imported goods to be delivered as part of the product are priced at the ruling rate of exchange at the date of the proposal, inclusive of any then applicable taxes and duties, but exclusive of VAT,

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6.2.4 the Customer shall be liable for any variations in price which are beyond the control of WAVETREND TECHNOLOGIES (PTY) LTD. The Customer shall also be liable for any additional costs incurred by WAVETREND TECHNOLOGIES JPTY) LTD in carrying out its obligations in terms of the agreement, which arise out of any default by the Customer. Default in terms of this paragraph, by the Customer shall include, without limitation:
6.2.4.1 the furnishing by the Customer of incomplete or inaccurate information necessarily required by WAVETREND TECHNOLOGIES (PTY) LTD to deliver and install the product; and
6.2.4.2 delayed access to movable property on which, or immovable property where, the product is to be installed.

7. TERMS OF PAYMENT

7.1 Payment shall be made by the Customer to WAVETREND TECHNOLOGIES (PTY) LTD in accordance with any payment details contained in the proposal.
Unless otherwise provided for in the proposal, the full price of the product shall be payable to WAVETREND TECHNOLOGIES (PTY) LTD within thirty days from date of statement.
7.2 Where the delivery of the product extends over more than 30 Ithirty) days, the proposal may provide for monthly progress payments. Invoices to be presented by WAVETREND TECHNOLOGIES (PTY) LTD.
        Any monthly invoice shall be payable by the Customer upon presentation.
7.3 Where the proposal provides for payments against completion of specified product milestones, payment shall be payable by the Customer to WAVETREND TECHNOLOGIES (PTY) LTD within the period specified in the proposal.
7.4 Notwithstanding anything contained herein the Customer shall not be entitled to any settlement discounts unless agreed to, in writing, by WAVETREND TECHNOLOGIES (PTY) LTD.
7.5 All payments not paid on due date shall bear interest from due date until date of payment, both days inclusive, calculated and compounded monthly in arrears, at a rate two percentage points above the published prime rate of interest charged from time to time by Standard Bank in respect of overdraft facilities ("the prime rate").

A certificate signed by a bank manager of Citibank (Whose appointment it shall not be necessary to prove) shall be prima facie proof of the prime rate.

8.  WARRANTY
8.1 WAVETREND TECHNOLOGIES (PTY) LTD warrants the following, from the date of final acceptance of the product by the Customer, and for the respective initial warranty periods indicated in a detailed schedule of products annexed to the proposal.
-8.1.1 that no faulty material or workmanship was used in the product;
8.1.2 that the product complies with the proposal and order;
8.1.3 that the performance of the product complies with the specification contained in the proposal and order.
8.2 If the products or any part thereof is defective during the warranty period, WAVETREND
         TECHNOLOGIES (PTY) LTD shall correct the defect, by either replacing or repairing, at its election, any defective component, at its own cost within 30 (thirty) days or any extended period as may be agreed to in writing by the parties. The warranty period on any product or part thereof replaced during the warranty period shall be limited to the un-expired portion of the initial Warranty period.

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8.3 Notwithstanding the provisions of clause 8.2, the warranty of any component of the product which has been sourced by WAVETREND TECHNOLOGIES (PTY) LTD from a third party shall be subject to any limitations of warranty placed on that component by the third party. The Customer will not have any claim against WAVETREND TECHNOLOGIES (PTY) LTD in respect of any defective component supplied by such a third party but WAVETREND TECHNOLOGIES (PTY) LTD shall be obliged to cede any rights it has against such third party to the Customer.
         This warranty extends only insofar as the product is used reasonably and for the purpose for which it was sold and shall be invalidated by any repairs effected by anyone other than W, or its appointed agent ("unauthorised repairs") to the product.

9.  LIABILITY
9.1 Notwithstanding the warranties contained in 8.4 above, WAVETREND TECHNOLOGIES (PTY) LTD shall have no liability for losses or damages suffered by the Customer as a result of delivery, late delivery, defective delivery, or use of the product and, in particular, shall have no liability for any pure economic, consequential, special or any direct or indirect loss of profits or damages suffered by the Customer.
9.2      The Customer hereby indemnifies WAVETREND TECHNOLOGIES
         (PTY) LTD against any claims by any
         party not a party to this agreement arising from the delivery or use of the product by the Customer.

10. SOFTWARE
10.1 WAVETREND TECHNOLOGIES (PTY) LTD grants or transfers, as may be applicable, to the Customer a licence for any software forming part of the product.
10.2 Upon acceptance by the Customer of the product and payment to WAVETREND TECHNOLOGIES (PTY)
        LTD in full for all invoiced charges, the Customer shall, subject to this agreement, be licensed to use the software, subject to the provisions of clause 11.
10.3 The licence to the Customer is an ordinary licence being non-exclusive and not transferable to any other party. The Customer shall have no right to sub-licence the use of the software.
10.4 Notwithstanding anything to the contrary contained herein, ownership in the software shall not pass to the Customer at any stage.
10.5 any information relating to the software is deemed to be confidential information for purposes of clause
        13 of this agreement.

11. MAINTENANCE AND SUPPORT
11.1 Notwithstanding termination of this agreement after acceptance of the product, but subject to payment as set out above, the Customer may call upon WAVETREND TECHNOLOGIES (PTY) LTD to provide maintenance and support service for the product.
11.2 WAVETREND TECHNOLOGIES (PTY) LTD shall perform such maintenance and support services in accordance with a separate maintenance service agreement.

12. INTELLECTUAL PROPERTY RIGHTS
12.1 No intellectual property rights whatsoever shall accrue to the Customer in terms of this agreement.
12.2 The Customer shall not copy, adapt, amend, enhance or add to the software, nor allow such to be done, other than what is strictly necessary for backup
        purposes.
12.3 The Customer shall not disclose the source code of any software developed by WAVETREND
        TECHNOLOGIES (PTY) LTD to any other party without the prior written approval of WAVETREND
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        TECHNOLOGIES (PTY) LTD.
12.4    The Customer shall not make the software available to
        any party other than as set out herein, and shall
        ensure that all employees of the Customer abide by these terms.
12.5    The Customer shall not make available any hardware
        components of the product, or the entire product
        itself, for inspection by any other party without the prior written approval of WAVETREND
        TECHNOLOGIES (PTY) LTD, and shall ensure that all employees of the Customer abide by these terms.
12.6    The Customer indemnifies WAVETREND TECHNOLOGIES (PTY)
        LTD against any claims by any other
        party arising from the use of the product by the Customer, or disclosure by the Customer to
        WAVETREND TECHNOLOGIES (PTY) LTD of any information to which it is not entitled.
13.  CONFIDENTIALITY
13.1 The Customer agrees to hold any confidential information relating to WAVETREND TECHNOLOGIES
        (PTY) LTD, the product and this agreement in strict confidence and not to make use thereof other than
        for the performance of its obligations under this agreement.
13.2    The Customer undertakes to release such confidential
        information to its employees and associates only
        on a need-to-know basis, provided that such employees and
        associates undertake to be bound by the
        same obligations of confidentiality.
13.3    The confidential information means all written or orally
        conveyed information, as well as information
        derived from visual observation of written information,
        articles, apparatus, or plant and which
        information was not previously known to the Customer, did not form part of the public domain, and was
        not accessible to the public. Immediately any information
        initially falling within this scope becomes
        available to the public other than through the action of the Customer, it is no longer confidential information.
13.4    Neither party will use the name of any other party to
        the agreement for promotional purposes without
        the prior written approval of the party concerned.
13.5    The parties obligations in terms of this clause will
        survive the completion or termination of this
        agreement.
14.TERMINATION AND BREACH
14.1    Either party may terminate this agreement immediately by notice to the other in the event that the other
        breaches any terms of this agreement and, if it is possible to remedy the breach, fails to remedy that breach within 30 (thirty) days of the notice of the breach being given to it.
14.2    Either party may terminate this agreement immediately by
        notice to the other:
14.2.1       if either party becomes insolvent or enters into
             compulsory liquidation;
14.2.2       if either party makes or offers to make any
             arrangements or composition with creditors; or
14.2.3       if there is a substantial change of ownership of
             either party to a third party.
14.3    In the event of any breach by the Customer of any of its
        obligations under the agreement, including any
        obligations as to payment, WAVETREND TECHNOLOGIES (PTY) LTD shall, without prejudice to any
        other right or remedy available to it, have the right to suspend performance of its obligations under the agreement until the Customer's obligations have been fully and properly performed.
15.CONSEQUENCES OF TERMINATION
Upon termination of this agreement for whatever reason:
15.1    the Customer shall immediately stop all use of the
        product.
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15.2 the Customer shall immediately return the product at its own cost to WAVETREND TECHNOLOGIES (PTY) LTD;
15.3 the Customer shall immediately delete all copies of the software in its possession and destroy all copies of manuals under its control pertaining to the product and the software; and
15.4    the Customer shall certify to WAVETREND TECHNOLOGIES
        (PTY) LTD that it has complied with the
        provisions of this clause.
16. DELAY AND FORCE MAJEURE
16.1 Neither party shall be liable for any delay or failure in performing any of its obligations under this agreement if such delay or f allure is caused by circumstances outside the reasonable control of the party concerned including, without limitation, any delay caused by any act or default of the other party.
16.2 WAVETREND TECHNOLOGIES (PTY) LTD's obligation to deliver products shall in all cases be subject to the availability to WAVETREND TECHNOLOGIES (PTY) LTD of components ordered by WAVETREND
        TECHNOLOGIES (PTY) LTD on third parties in respect of the product.
16.3 The Customer shall not be entitled to withdraw from or terminate the contract on account of any reasonable delay in delivery.

17. DISPUTES
Any disputes arising from or in connection with this agreement shall be finally resolved in accordance with the Rules of the Arbitration Foundation of Southern Africa by an arbitrator or arbitrators appointed by the Foundation.

18. GENERAL
18.1 No warranty, waiver, term or condition not contained in the agreement shall bind the parties and this agreement may not be amended, cancelled or novated, otherwise than in writing and signed by the parties.

18.2 The Customer may not abandon, transfer, assign or sublet the agreement or any part thereof, or delegate any of its obligations under the agreement without the prior written approval of WAVETREND TECHNOLOGIES (PTY) LTD.

18.3 Where the proposal provides for the rental, of the product by the Customer from WAVETREND TECHNOLOGIES (PTY) LTD, the terms and conditions of such rental agreement shall supersede the terms and conditions of this agreement insofar as the subject matter of the rental agreement is concerned.

18.4 In the event of there being any conflict between the standard terms, the proposal and the order, then the order of precedents in which such conflict shall be determined shall be:
18.4.1                        the standard terms and conditions;
18.4.2                                             the proposal;
18.4.3                                                the order.

18.5 All notices in terms of this agreement shall be in writing and shall be sent to the address of the recipient set out in the agreement or to such other address as either party shall notify to the other in accordance with this clause. Any letter may be delivered by hand, posted by prepaid registered post, or transmitted by facsimile and shall be deemed to be delivered if sent by hand, when delivered, and if by registered post on the 7th day after posting, and in the case of facsimile upon acknowledgement of receipt.

The parties choose the following addresses as their domicilium citandi at executandi :

WAVETREND TECHNOLOGIES (PTY) LTD 12/03/99            Page 6 of 7

WAVETREND TECHNOLOGIES (PTY) LTD
Physical Address        Block 2B, Upper Level
                        The Cloisters Off ice Park
                        Cnr, 91 Avenue & Rivonia Boulevard
                        Rivonia, 2128
                        Tel: + 2711 807 0911
                        Fax: +2711 807 0915

Postal Address          P 0 Box 490
                        Parklands
                        2121
The Customer            The address set out in the proposal.

Date:A                       for and on behalf of:
                             WAVETREND TECHNOLOGIES (PTY) LTD
Place:     VN^ ---                                     '-A :t
                              Director, who warrants that he
                                   is duly authorised hereto.
Date:      2.0 CD L
Place:  ow
                                                 THE CUSTOMER

WAVETREND TECHNOLOGIES (PTY) LTD 12/03/99            Page 7 of 7

ANNEXURE "D"

CONFIDENTIALITY AGREEMENT:

WAVETREND Distribution Agreement version for CPI   Page 12 of 12

WAVETREND TECHNOLOGIES (PTY) LTD

CONFIDENTIALITY AGREEMENT

Between WAVETREND TECHNOLOGIES ( PTY) LIMITED (herein referred to as Wavetrend

And                               (herein referred to as The Associate)

Whereas Wavetrend Technologies (Pty) Ltd wish to disclose to The
Associate proprietary information for the specific purpose of making the asset tracking services of Wavetrend available to its clients as a value-added service.

Now it is hereby agreed as follows :

1 For the purpose of this agreement "proprietary information" shall mean, but not be limited to, all conceptual ideas, data, drawings, documentation, know-how and information of all kinds and in whatsoever form, whether complete or parts thereof, disclosed by one party to the receiving party.

2. The receiving party shall:

a) Use such proprietary information only for the specific purpose and for no other purpose and specifically will not use such proprietary information for any commercial purpose other than that pursuant to a further agreement with the disclosing party

b) Hold in confidence and not divulge to any third party any proprietary information

c) Restrict disclosure of all proprietary information to such of its employees and / or associates who need to know in furtherance of the specific purpose provided that such employees and / or associates undertake to be bound by the same obligations of confidentiality

d) In any case, where it is authorised by the disclosing party to disclose to a third party information, such disclosure should only be made on terms equivalent to those contained in this agreement.

3. The obligations and restrictions provided in clause 2 hereof shall not apply to information which:

a) Is now or becomes public knowledge other than by breach of this agreement by the receiving party

b) The receiving party can show by written substantial evidence in existence prior to the time of disclosure by the disclosing party, that it was in possession of such information and has communicated it in writing to the disclosing party at the time of disclosure by the disclosing party

4. The parties to this agreement understand and agree that the receiving party does not acquire by implication or otherwise any right in or title to the proprietary information disclosed to the receiving party pursuant to this agreement.

5. On termination of this agreement for any reason, each party will on request of the other, return to the other all, but not limited to, documentation, data, drawings and software containing proprietary information which it has received pursuant to this agreement, and certify as such to the other party that it has complied to the provisions of this clause.

6. This agreement shall be effective from the date of signature and shall terminate automatically five years thereafter or on completion of the specific purpose, whichever is the later.

7. If any terms or provision of this agreement shall be found to be illegal or unenforceable, then notwithstanding this, the agreement shall remain in full force and effect and such term or provision shall be deemed deleted, provided that said invalid or unenforceable term or provision is a fundamental term of this agreement, this agreement may be terminated forthwith.

8. This agreement cannot be changed except by written agreement between the parties.

9. This agreement shall be construed as a contract made in South
   Africa according to the laws of the Republic of South Africa.

The parties choose the following addresses for the delivery of notices:

Wavetrend Technologies (Pty) Ltd

          Block 213, Upper Level                       P 0 Box 490
          The Cloisters Office Park                    Parklands
          Cnr Rivonia Boulevard & 9th Avenue                2121
          Rivonia 2128

The Associate

Signed at             on this, the I '~'
                                  -day              20 OL


--O---n Lhalf of Wavetrend Technologies (Ply) Ltd    (su Yn e ss

Signed at             on this, the       7, -7 day of        Ao~20 Vz


On behalf of The Associate        As witness